SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Materials Pursuant to Section 240.14a-12


                 Alliance California Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3)  Filing Party:

     ---------------------------------------------------------------------------

     (4)  Date Filed:

     ---------------------------------------------------------------------------

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 28, 2008

To the Stockholders of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ABIF, AGHIF, ACM VIII, ANMIF, ACMIF and ANYMIF, each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 28, 2008 at 3:30 p.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 21, 2008:

    1. To elect four Directors of each Fund, each such Director to hold office for a term of either one or three years, as provided herein, and until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   The Boards of Directors of ABIF, AGHIF, ACM VIII, ANMIF, ACMIF and ANYMIF have fixed the close of business on February 8, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Marc O. Mayer
                                President
New York, New York
February 21, 2008

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 28, 2008

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on March 28, 2008 at 3:30 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 21, 2008.

   Any stockholder who owned shares of ABIF, AGHIF, ACM VIII, ANMIF, ACMIF and ANYMIF on February 8, 2008 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, four Directors of each Fund will be elected to serve for terms of either one or three years and, in each case, until his successor is elected and qualifies. The affirmative vote of a majority of the votes cast by a Fund's stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

   At the Meeting, the holders of each series of preferred stock of ANMIF, ACMIF and ANYMIF (the "Preferred Stockholders") will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds, as described below. The Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their Fund ("Preferred Directors"). The Preferred Directors are John H. Dobkin and Michael J. Downey and each are members of Class One. While the Preferred Stockholders have the right to elect the Preferred Directors, they are not standing for election at the Meeting because the terms of the Class One Directors do not expire until 2010.

   Under the Funds' respective Charters and Bylaws, the Board of Directors of each Fund has been divided into three classes. For all of the Funds, the terms of Class Two Directors will expire as of the Meeting, the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2009 and the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2010. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   Effective February 1, 2008, the Board of Directors of each Fund elected Garry L. Moody in Class Three of each Fund. Mr. Moody will stand for election at the Meeting for each of the Funds.

   At the Meeting, William H. Foulk and D. James Guzy are standing for election in Class Two of each Fund; David H. Dievler is standing for election in Class

Two of ABIF, ANMIF, ACMIF and ANYMIF; John H. Dobkin is standing for election in Class Two of AGHIF and ACM VIII; and Mr. Moody is standing for election in Class Three of each Fund. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of the nominees for the Boards of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominees as the Boards of Directors may recommend.

   Certain information concerning the Funds' Directors is set forth below.

                                                                     Number of
                                                                    Portfolios
                                                                        in
                        Year                                         Alliance-
                        Term                                         Bernstein
                        as a                                           Fund         Other
                      Director                                        Complex   Directorships
   Name, Address*       Will    Years of   Principal Occupation(s)   Overseen      Held by
      and Age          Expire   Service**    During Past 5 Years    by Director   Director
--------------------- --------- --------- ------------------------- ----------- -------------
DISINTERESTED
DIRECTORS
William H. Foulk,     Class Two AGHIF,    Registered Investment         105         None
Jr.,#,##              (Each     ACM       Adviser and an
Chairman of the Board Fund      VIII: 15  Independent Consultant.
75                    2011)+    ABIF: 10, He was formerly Senior
                                ANMIF,    Manager of Barrett
                                ACMIF     Associates, Inc., a
                                and       registered investment
                                ANYMIF:   adviser, with which he
                                6         had been associated
                                          since prior to 2003. He
                                          was formerly Deputy
                                          Comptroller and Chief
                                          Investment Officer of the
                                          State of New York and,
                                          prior thereto, Chief
                                          Investment Officer of the
                                          New York Bank for
                                          Savings.

                                                                Number of
                                                               Portfolios
                                                                   in
                     Year                                       Alliance-
                     Term                                       Bernstein
                     as a                                         Fund         Other
                   Director                                      Complex   Directorships
  Name, Address*     Will   Years of  Principal Occupation(s)   Overseen      Held by
     and Age        Expire  Service**   During Past 5 Years    by Director   Director
------------------ -------- --------- ------------------------ ----------- -------------
David H. Dievler,# Class    ABIF: 21  Independent Consultant.      104         None
78                 One      AGHIF,    Until December 1994, he
                   (AGHIF   ACM       was Senior Vice
                   and      VIII: 13, President of
                   ACM VIII ANMIF,    AllianceBernstein
                   2010)    ACMIF     Corporation ("AB
                            and       Corp."), responsible for
                   Class    ANYMIF:   mutual fund
                   Two      6         administration. Prior to
                   (ABIF,             joining AB Corp. in
                   ANMIF,             1984, he was Chief
                   ACMIF              Financial Officer of
                   and                Eberstadt Asset
                   ANYMIF             Management since 1968.
                   2011)+             Prior to that, he was a
                                      Senior Manager at Price
                                      Waterhouse & Co.
                                      Member of the American
                                      Institute of Certified
                                      Public Accountants since
                                      1953.

John H. Dobkin,#   Class    ABIF: 21  Consultant. Formerly,        103         None
66                 One      AGHIF,    President of Save
                   (ABIF,   ACM       Venice, Inc.
                   ANMIF,   VIII: 15, (preservation
                   ACMIF    ANMIF,    organization) from 2001-
                   and      ACMIF     2002, Senior Advisor
                   ANYMIF   and       from June 1999-June
                   2010)    ANYMIF:   2000 and President of
                            6         Historic Hudson Valley
                   Class              (historic preservation)
                   Two                from December 1989-
                   (AGHIF             May 1999. Previously,
                   and                Director of the National
                   ACM VIII           Academy of Design and
                   2011)+             during 1988-1992,
                                      Director and Chairman
                                      of the Audit Committee
                                      of AB Corp.

                                                                 Number of
                                                                Portfolios
                                                                    in
                     Year                                        Alliance-
                     Term                                        Bernstein
                     as a                                          Fund         Other
                   Director                                       Complex   Directorships
  Name, Address*     Will   Years of   Principal Occupation(s)   Overseen      Held by
     and Age        Expire  Service**    During Past 5 Years    by Director   Director
------------------ -------- --------- ------------------------- ----------- -------------
Michael J.          Class    Each     Private Investor since        103     Asia Pacific
Downey,#            One      Fund: 3  January 2004. Formerly,               Fund, Inc.,
64                  (Each             managing partner of                   The Merger
                    Fund              Lexington Capital, LLC                Fund, and
                    2010)             (investment advisory                  Prospect
                                      firm) from December                   Acquisition
                                      1997 until December                   Corp.
                                      2003. Prior thereto,                  (financial
                                      Chairman and CEO of                   services)
                                      Prudential Mutual Fund
                                      Management from 1987
                                      to 1993.

D. James Guzy,#     Class    Each     Chairman of the Board         103     Intel
71                  Two      Fund: 2  of PLX Technology                     Corporation
                    (Each             (semi-conductors) and of              (semi-
                    Fund              SRC Computers Inc.,                   conductors)
                    2011)+            with which he has been                and Cirrus
                                      associated since prior to             Logic
                                      2003.                                 Corporation
                                                                            (semi-
                                                                            conductors)

Nancy P. Jacklin,#  Class    Each     Formerly, U.S.                103     None
59                  One      Fund: 2  Executive Director of the
                    (Each             International Monetary
                    Fund              Fund (December 2002-
                    2010)             May 2006); Partner,
                                      Clifford Chance (1992-
                                      2002); Sector Counsel,
                                      International Banking
                                      and Finance, and
                                      Associate General
                                      Counsel, Citicorp (1985-
                                      1992); Assistant General
                                      Counsel (International),
                                      Federal Reserve Board
                                      of Governors (1982-
                                      1985); and Attorney
                                      Advisor, U.S.
                                      Department of the
                                      Treasury (1973-1982).
                                      Member of the Bar of the
                                      District of Columbia and
                                      of New York; and
                                      member of the Council
                                      on Foreign Relations.

                                                                    Number of
                                                                   Portfolios
                                                                       in
                      Year                                          Alliance-
                      Term                                          Bernstein
                      as a                                            Fund         Other
                    Director                                         Complex   Directorships
  Name, Address*      Will   Years of    Principal Occupation(s)    Overseen      Held by
     and Age         Expire  Service**     During Past 5 Years     by Director   Director
------------------- -------- --------- --------------------------- ----------- -------------
Garry L. Moody,#     Class    Each     Formerly, Partner, Deloitte     101     None
55                   Three    Fund: 1  & Touche LLP, Vice-
                     (Each    month    Chairman, and U.S. and
                     Fund              Global Managing Partner,
                     2009)+            Investment Management
                                       Services Group 1995-2008.
                                       President, Fidelity
                                       Accounting and Custody
                                       Services Company from
                                       1993-1995. Partner, Ernst
                                       & Young LLP, partner in
                                       charge of the Chicago
                                       Office's Tax Department,
                                       National Director of
                                       Investment Management
                                       Tax Services from 1975-
                                       1993.

Marshall C. Turner,  Class    Each     Consultant. Formerly,           103     Xilinx, Inc.
Jr.,#                Three    Fund: 2  President and CEO, Toppan               (semi-
66                   (Each             Photomasks, Inc. (semi-                 conductors)
                     Fund              conductor manufacturing                 and MEMC
                     2009)             services), 2005-2006, and               Electronic
                                       Chairman and CEO from                   Materials,
                                       2003 until 2005, when the               Inc. (semi-
                                       company was acquired and                conduct
                                       renamed from Dupont                     substrates)
                                       Photomasks, Inc. Principal,
                                       Turner Venture Associates
                                       (venture capital and
                                       consulting) 1993-2003.

Earl D. Weiner,#     Class    Each     Of Counsel, and Partner         103     None
68                   Three    Fund: 1  prior to January 2007, of
                     (Each             the law firm Sullivan &
                     Fund              Cromwell LLP; member of
                     2009)             ABA Federal Regulation of
                                       Securities Committee Task
                                       Force on Fund Director's
                                       Guidebook; member of
                                       Advisory Board of
                                       Sustainable Forestry
                                       Management Limited.

                                                                     Number of
                                                                    Portfolios
                                                                        in
                     Year                                            Alliance-
                     Term                                            Bernstein
                     as a                                              Fund         Other
                   Director                                           Complex   Directorships
  Name, Address*     Will   Years of     Principal Occupation(s)     Overseen      Held by
     and Age        Expire  Service**      During Past 5 Years      by Director   Director
------------------ -------- --------- ----------------------------- ----------- -------------
INTERESTED
DIRECTOR
Marc O. Mayer++,    Class    Each     Executive Vice President of       103     SCB Partners
1345 Avenue of the  Three    Fund: 4  AllianceBernstein L.P. (the               Inc. and SCB
 Americas,          (Each             "Adviser") since 2001 and                 Inc.
New York, NY 10105  Fund              Executive Managing
50                  2009)             Director of
                                      AllianceBernstein
                                      Investments, Inc. ("ABI")
                                      since 2003; prior thereto, he
                                      was head of
                                      AllianceBernstein
                                      Institutional Investments, a
                                      unit of the Adviser, from
                                      2001-2003. Prior thereto,
                                      Chief Executive Officer of
                                      Sanford C. Bernstein &
                                      Co., LLC (institutional
                                      research and brokerage arm
                                      of Bernstein & Co., LLC),
                                      and its predecessor since
                                      prior to 2003.

--------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of years served as a Director.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

## Member of the Fair Value Pricing Committee of each Fund.

+  If elected at the Meeting.

++ Mr. Mayer is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Act"), of each Fund due to his position as an Executive Vice President of the Adviser.

   The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                 Dollar Range             Aggregate Dollar
                                  of Equity                Range of Equity
                                Securities in          Securities in the Funds
                                  the Funds                    in the
                                    as of                 AllianceBernstein
                                 February 8,             Fund Complex as of
                                     2008                 December 31, 2007
                        -----------------------------  -----------------------
  David H. Dievler      ABIF:          $10,001-$50,000     over $100,000
                        AGHIF:         $10,001-$50,000

  John H. Dobkin        AGHIF:         $1-$10,000          over $100,000

  Michael J. Downey     ABIF:          $1-$10,000          over $100,000

  William H. Foulk, Jr. ABIF:          $10,001-$50,000     over $100,000
                        AGHIF:         $1-$10,000
                        ACM VIII:      $1-$10,000
                        ANMIF:         $1-$10,000

  D. James Guzy         None           $0                 $50,001-$100,000

  Garry L. Moody*       None           $0                        $0

  Nancy P. Jacklin      AGHIF:         $10,001-$50,000     over $100,000

  Marshall C. Turner,   ABIF:          $10,001-$50,000     over $100,000
   Jr.

  Earl D. Weiner        AGHIF:         $10,001-$50,000     over $100,000
                        ANYMIF:        $1-$10,000

  Marc O. Mayer         None           $0                  over $100,000
--------
*  Mr. Moody was elected as a Director of each Fund effective February 1, 2008.

   During the Funds' fiscal year ended in 2007, the Board of ABIF met 12 times; of AGHIF, 11 times; of ACM VIII, 14 times; of ANMIF, 13 times; of ACMIF,
12 times and of ANYMIF, 12 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange ("NYSE"). During the Funds' fiscal year ended in 2007, the Audit Committee of ABIF met 7 times; of AGHIF, 9 times; of ACM VIII, 9 times; of ANMIF, 6 times; of ACMIF, 6 times; and of ANYMIF, 6 times. During the Funds' fiscal year ended in 2007, the Governance and Nominating Committee of ABIF met 6 times; of AGHIF, 7 times; of ACM VIII, 6 times; of ANMIF, 6 times; of ACMIF, 6 times; and of ANYMIF, 6 times.

   Each Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director.

   The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during any Fund's most recently completed fiscal year.

   The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Stockholder Inquiry Agency Agreements. During the Funds' fiscal year ended in 2007, the Independent Directors Committee of ABIF met 6 times; of AGHIF, 7 times; of ACM VIII, 6 times; of ANMIF, 7 times; of ACMIF, 7 times; and of ANYMIF, 7 times.

   Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2007, the aggregate compensation paid to the Directors during calendar year 2007 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                 Number of
                                                               Number of        Investment
                                                              Investment        Portfolios
                                                           Companies in the     within the
                                                           AllianceBernstein AllianceBernstein
                                           Compensation      Fund Complex,     Fund Complex,
                                             from the        including the     including the
                       Compensation      AllianceBernstein   Funds, as to      Funds, as to
                         from the          Fund Complex,       which the         which the
                       Funds during        including the     Director is a     Director is a
                      their Fiscal Years   Funds, during      Director or       Director or
Name of Director       ended in 2007           2007             Trustee           Trustee
----------------      ------------------ ----------------- ----------------- -----------------
David H. Dievler      $4,627   ABIF          $216,700             36                104
                      $4,539   AGHIF
                      $5,779   ACM VIII
                      $4,655   ANMIF
                      $4,405   ACMIF
                      $4,405   ANYMIF

John H. Dobkin        $6,019   ABIF          $241,700             35                103
                      $6,555   AGHIF
                      $6,240   ACM VIII
                      $4,885   ANMIF
                      $4,635   ACMIF
                      $4,635   ANYMIF

Michael J. Downey     $4,481   ABIF          $226,300             35                103
                      $4,409   AGHIF
                      $5,739   ACM VIII
                      $4,617   ANMIF
                      $4,367   ACMIF
                      $4,367   ANYMIF

William H. Foulk, Jr. $8,592   ABIF          $443,600             37                105
                      $8,001   AGHIF
                      $9,387   ACM VIII
                      $8,263   ANMIF
                      $8,013   ACMIF
                      $8,013   ANYMIF

                                                                                   Number of
                                                                 Number of        Investment
                                                                Investment        Portfolios
                                                             Companies in the     within the
                                                             AllianceBernstein AllianceBernstein
                                             Compensation      Fund Complex,     Fund Complex,
                                               from the        including the     including the
                         Compensation      AllianceBernstein   Funds, as to      Funds, as to
                           from the          Fund Complex,       which the         which the
                         Funds during        including the     Director is a     Director is a
                        their Fiscal Years   Funds, during      Director or       Director or
Name of Director         ended in 2007           2007             Trustee           Trustee
----------------        ------------------ ----------------- ----------------- -----------------
D. James Guzy           $4,881   ABIF          $226,300             35                103
                        $4,409   AGHIF
                        $5,739   ACM VIII
                        $4,617   ANMIF
                        $4,367   ACMIF
                        $4,367   ANYMIF

Nancy P. Jacklin        $4,481   ABIF          $226,300             35                103
                        $3,024   AGHIF
                        $5,739   ACM VIII
                        $4,617   ANMIF
                        $4,367   ACMIF
                        $4,367   ANYMIF

Garry L. Moody*         $    0                 $      0             33                101

Marshall C. Turner, Jr. $4,881   ABIF          $225,700             35                103
                        $4,399   AGHIF
                        $5,139   ACM VIII
                        $4,617   ANMIF
                        $4,367   ACMIF
                        $4,367   ANYMIF

Earl D. Weiner          $4,935   ABIF          $226,900             35                103
                        $3,245   ANMIF
                        $3,245   ACMIF
                        $3,245   ANYMIF
                        $1,077   AGHIF
                        $4,333   ACM VIII

Marc O. Mayer           $    0                 $      0             35                103

--------
*  Mr. Moody became a Director of each Fund effective February 1, 2008.

   Each Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the applicable Fund. Approval of Proposal One with respect to each Fund requires the affirmative vote of a majority of the votes entitled to be cast.

                     PROXY VOTING and STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies from the holders of the common stock will be voted for the election of four Directors of each Fund. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The approval of the Proposal with respect to each Fund requires an affirmative vote of the holders of a majority of the votes entitled to be cast. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for a Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.

   A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on the proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

   Each Fund has engaged The Altman Group, 60 East 42nd Street, Suite 405, New York, NY 10165, to assist in soliciting proxies for the Meeting. The Altman Group will receive a total fee of approximately $5,400 for its services, to be paid by the Funds as follows: ABIF--$900, AGHIF--$900, ACM VIII--$900, ANMIF--$900, ACMIF--$900 and ANYMIF--$900, plus reimbursement of out-of-pocket expenses.

Other Information

Officers of the Funds

   Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

 Name,
 Address* and Position(s) (Month and Year     Principal Occupation During
 Age          Year First Elected)             Past 5 Years
 ------------ ------------------------------- --------------------------------
  Marc O.     President and Chief Executive   See biography above.
   Mayer      Officer, all Funds (11/03)
  50

  Philip L.   Senior Vice President and       Senior Vice President and
   Kirstein   Independent Compliance Officer, Independent Compliance
  62          all Funds (10/04)               Officer of the AllianceBernstein
                                              Mutual Funds, with which he
                                              has been associated since
                                              October 2004. Prior thereto, he
                                              was Of Counsel to Kirkpatrick
                                              & Lockhart, LLP from October
                                              2003 to October 2004, and
                                              General Counsel of Merrill
                                              Lynch Investment Managers,
                                              L.P. since prior to March 2003.

  Robert      Senior Vice President,          Senior Vice President of the
   (Guy) B.   ANMIF (4/02)                    Adviser**, with which he has
   Davidson   ACMIF (4/02)                    been associated since prior to
   III        ANYMIF (4/02)                   2003.
  46

  Douglas     Senior Vice President,          Executive Vice President of the
   J.         ANMIF (6/04)                    Adviser**, with which he has
   Peebles    ACMIF (6/04)                    been associated since prior to
  42          ANYMIF (6/04)                   2003.
              Vice President
              ABIF (8/02)

  Jeffrey     Senior Vice President,          Executive Vice President of the
   S.         ANMIF (6/04)                    Adviser**, with which he has
   Phlegar    ACMIF (6/04)                    been associated since prior to
  41          ANYMIF (6/04)                   2003.

   Name,
   Address* and Position(s) (Month and Year Principal Occupation During
   Age          Year First Elected)         Past 5 Years
   ------------ --------------------------- --------------------------------
   Michael            Vice President,       Senior Vice President of the
    G. Brooks         ANMIF (10/05)         Adviser**, with which he has
   59                 ACMIF (10/05)         been associated since prior to
                      ANYMIF (10/05)        2003.

   Fred S.            Vice President,       Senior Vice President of the
    Cohen             ACMIF (10/05)         Adviser**, with which he has
   49                 ANMIF (10/05)         been associated since prior to
                      ANYMIF (10/05)        2003.

   Paul J.            Vice President,       Senior Vice President of the
    DeNoon            ABIF (3/93)           Adviser**, with which he has
   45                 AGHIF (4/94)          been associated since prior to
                      ACM VIII (4/94)       2003.

   Gershon            Vice President,       Vice President of the
    Distenfeld        ABIF (3/06)           Adviser**, with which he has
   32                 ACM VIII (3/06)       been associated since prior to
                                            2003.

   Terrance           Vice President,       Senior Vice President of the
    T. Hults          ANMIF (12/01)         Adviser**, with which he has
   41                 ACMIF (12/01)         been associated since prior to
                      ANYMIF (12/01)        2003.

   Michael            Vice President,       Vice President of the
    L. Mon            ABIF (4/00)           Adviser**, with which he has
   39                                       been associated since prior to
                                            2003.

   Kewjin             Vice President,       Vice President of the Adviser**
    Yuoh              ABIF (11/03)          since March 2003. Prior thereto,
   36                                       he was a Vice President of
                                            Brundage, Story & Rose since
                                            prior to 2003.

  Name,
  Address* and Position(s) (Month and Year   Principal Occupation During
  Age          Year First Elected)           Past 5 Years
  ------------ ----------------------------- --------------------------------
   Joseph J.   Treasurer and Chief Financial Senior Vice President of
    Mantineo   Officer, all Funds (8/06)     AllianceBernstein Investor
   48                                        Services, Inc. ("ABIS")**, with
                                             which he has been associated
                                             since prior to 2003.

   Thomas R.   Controller,                   Vice President of the
    Manley     ANMIF (12/01)                 Adviser**, with which he has
   56          ACMIF (12/01)                 been associated since prior to
               ANYMIF (12/01)                2003.

   Vincent     Controller,                   Vice President of ABIS**, with
    S. Noto    ABIF (4/96)                   which he has been associated
   43          ACM VIII (4/96)               since prior to 2003.
               AGHIF (3/98)

   Emilie D.   Secretary,                    Senior Vice President, Assistant
    Wrapp      all Funds (10/05)             General Counsel and Assistant
   52                                        Secretary of ABI**, with which
                                             she has been associated since
                                             prior to 2003.
--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

Stock Ownership

   The outstanding voting shares of ABIF, AGHIF, ACM VIII, ANMIF, ACMIF and ANYMIF as of the Record Date consisted of 242,556,594 shares of common stock of ABIF, 76,336,107 shares of common stock of AGHIF, 19,469,017 shares of common stock of ACM VIII, 28,656,079 shares of common stock of ANMIF, and 3,150 shares of each of Auction Preferred Shares, Series M, Series W and Series TH and 1,950 shares of Series T of ANMIF, 8,536,533 shares of common stock and 1,620 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF and 4,826,667 shares of common stock and 900 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF.

   As of February 8, 2008, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

Audit Committee Report

   The following Audit Committee Report was adopted by the Audit Committee of each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website, http//www.alliancebernstein.com (click on

US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

   Submitted by the Audit Committee of each Fund's Board of Directors:

              David H. Dievler          Nancy P. Jacklin
              John H. Dobkin            Garry L. Moody*
              Michael J. Downey         Marshall C. Turner, Jr.
              William H. Foulk, Jr.     Earl D. Weiner
              D. James Guzy
--------
* In respect of ABIF only, as Mr. Moody was not a member of the Audit Committees of AGHIF, ACM VIII, ANMIF, ACMIF or ANYMIF at the time such Audit Committees recommended the inclusion of the Fund's annual financial statements in the stockholders reports for the most recent fiscal years.

Approval of Independent Registered Public Accounting Firms by Boards

   The Audit Committee of each Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board of each Fund approved the independent registered public accounting firm of each Fund as required by the Act on the date specified below. The Boards of Directors of each of the Funds at meetings held on July 31, 2007-August 2, 2007 (ACM VIII), February 6-8, 2007 (AGHIF), October 30, 2007-November 1, 2007 (ABIF, ANMIF, ACMIF and ANYMIF), respectively, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firm to audit the accounts of AGHIF (for the fiscal year ending March 31, 2008), ACM VIII (September 30, 2008), ANMIF (October 31,
2008), ACMIF (October 31, 2008), ANYMIF (October 31, 2008) and ABIF (December 31, 2008).

   Ernst & Young LLP has audited the accounts of ABIF, AGHIF, ACM VIII, ANMIF, ACMIF and ANYMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

Independent Registered Public Accounting Firms' Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                              All Fees for
                                                                               Non-Audit
                                                                                Services
                                                                    All Other Provided to
                                                                    Fees for   the Fund,
                                                                    Services  the Adviser
                                                 Audit              Provided  and Service
                                   Audit Fees Related Fees Tax Fees  to Fund  Affiliates*
                                   ---------- ------------ -------- --------- ------------
AllianceBernstein Income      2006  $70,000     $ 8,606    $19,375     $0      $1,162,557
Fund, Inc.                    2007  $74,500     $16,644    $19,875     $0      $  913,227

AllianceBernstein Global      2006  $56,000     $ 4,960    $ 8,800     $0      $  484,715
High Income Fund, Inc.        2007  $59,000     $ 5,083    $19,950     $0      $1,007,078

ACM Managed Dollar            2006  $56,000     $ 8,460    $19,375     $0      $  691,479
Income Fund, Inc.             2007  $56,000     $ 5,960    $19,875     $0      $1,099,570

AllianceBernstein National    2006  $50,000     $15,750    $12,825     $0      $1,040,619
Municipal Income Fund, Inc.   2007  $50,000     $14,959    $12,875     $0      $  920,400

Alliance California Municipal 2006  $50,000     $15,750    $12,825     $0      $1,040,619
Income Fund, Inc.             2007  $50,000     $13,950    $12,875     $0      $  919,391

Alliance New York Municipal   2006  $50,000     $15,750    $12,825     $0      $1,040,619
Income Fund, Inc.             2007  $50,000     $13,950    $12,875     $0      $  919,391

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2007 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2007 were ABIF, $181,283 (comprising $161,408 of audit related fees and $19,875 of tax fees); AGHIF, $158,704 (comprising $138,754 of audit related fees and $19,950 of tax fees); ACM VIII, $25,835 (comprising $5,960 of audit related fees and $19,875 of tax fees); ANMIF, $149,165 (comprising $136,290 of audit related fees and $12,875 of tax fees); ACMIF, $148,156 (comprising $135,281 of audit related fees and $12,875 of tax fees); and ANYMIF, $148,156 (comprising $135,281 of audit related fees and $12,875 of tax fees). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

                   INFORMATION AS TO THE INVESTMENT ADVISER
                      AND THE ADMINISTRATORS OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for each of ACM VIII, ABIF, AGHIF, ANMIF, ACMIF and ANYMIF is the Adviser.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund, among others, file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of shares of the Funds. During the fiscal year ended 2007 for ABIF, ACM VIII, ANMIF, ACMIF and ANYMIF, a statement of initial beneficial ownership of securities on Form 3 was inadvertently filed late by the Adviser on behalf of Earl D. Weiner, a director of ABIF, AGHIF, ACM VIII, ANMIF, ACMIF and ANYMIF. For ABIF, ACM VIII, ANMIF and ACMIF, the reports related to the election of Mr. Weiner as a director for each fund. For ANYMIF, the report related to beneficial ownership of 347 shares of common stock, beneficially owned by Mr. Weiner.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

   As of February 21, 2008, Claymore Securities, Inc. and Claymore Securities Defined Portfolios, each with an address of 250 North Rock Road, Suite 150, Wichita, Kansas 67206, beneficially owned an aggregate of 1,042,158 shares, or approximately 5.08%, of the outstanding common stock of ACM VIII. As of February 21, 2008, First Trust Portfolios L.P, First Trust Advisors L.P. and The Charger Corporation, each with an address of 1001 Warrenville Road, Lisle, Illinois 60532, beneficially owned an aggregate of 1,615,707 shares, or approximately 5.60%, of the outstanding common stock of ANMIF. As of February 21, 2008, First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation, each with an address of 1001 Warrenville Road, Lisle, Illinois 60532, beneficially owned an aggregate of 751,469 shares, or approximately 8.80%, of the outstanding common stock of ACMIF.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 24, 2008 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2009 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2009 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 24, 2008 and no later than October 24, 2008.

   The persons named as proxies for the 2009 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 24, 2008 and no later than October 24, 2008. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Courtney Adams at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Marc O. Mayer
                                President

February 21, 2008
New York, New York

                    TABLE OF CONTENTS                  Page
                    ---------------------------------- ----
                    Introduction......................   1
                    Proposal One: Election of
                     Directors........................   2
                    Proxy Voting and Stockholder
                     Meeting..........................  13
                    Information as to the Investment
                     Adviser and the Administrators of
                     the Funds........................  20
                    Other Matters.....................  21
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders.....................  21
                    Reports to Stockholders...........  22

                                            AllianceBernstein Income Fund, Inc.
                                AllianceBernstein Global High Income Fund, Inc.
                                           ACM Managed Dollar Income Fund, Inc.
                         AllianceBernstein National Municipal Income Fund, Inc.
                                Alliance California Municipal Income Fund, Inc.
                                  Alliance New York Municipal Income Fund, Inc.

--------------------------------------------------------------------------------

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


--------------------------------------------------------------------------------
NOTICE OF
JOINT ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

February 21, 2008

                                                                    002CS-60990

FORM OF PROXY                                                      FORM OF PROXY

                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MARCH 28, 2008

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF THE CORPORATION

     The undersigned stockholder of Alliance California Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:30 p.m., Eastern Time, on March 28, 2008 at the offices of the Corporation, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                     Please refer to the Proxy Statement for
                          a discussion of the Proposal.

            PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

-------------------------                              -------------------------

-------------------------                              -------------------------

-------------------------                              -------------------------

                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

       The Board of Directors
       urges you to vote "FOR" all
       Class Two nominees listed
       (terms expire 2011) and Class
       Three nominee listed (term
       expires 2009).

                                      Please mark votes as in this example: [X]
                                                        WITHHOLD    FOR ALL
1.   Election of Directors                   FOR ALL    FROM ALL    EXCEPT AS
                                             NOMINEES   NOMINEES    NOTED BELOW
                                               [_]        [_]          [_]

     William H. Foulk                                                  [_]

     D. James Guzy                                                     [_]

     John H. Dobkin                                                    [_]

     Garry L. Moody                                                    [_]

2.   To vote and otherwise represent the
     undersigned on any other matters that
     may properly come before the Annual
     Meeting or any postponement or
     adjournment thereof, in the discretion
     of the proxy holder(s).

                                             Mark here for address change and
                                             note at left.                   [_]
                                             Please be sure to sign, date and
                                             return this Proxy promptly.  You
                                             may use the enclosed envelope.


                                             -----------------------------------
                                             (Signature of Stockholder)


                                             -----------------------------------
                                             (Signature of joint owner, if any)
                                             Date __________, 2008




SK 00250 0209 849917